UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

March 2, 2011

HPC POS SYSTEM, CORP.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-149188	26-0857573
Commission File Number	IRS Employer Identification No.

6409 Lake Meadow Drive, Burke, VA	22015
(Address of Principal Executive Offices)	Zip Code

(703) 283-9736
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             .      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             .      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             .      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             .     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Ricardo Richardson resigned his position as an officer and director of HPC POS System, Corp. (the “Company”) effective March 2, 2011. There were no disagreements between Mr. Richardson and the Company, and he will continue to provide services to the Company as a consultant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPC POS SYSTEM, CORP.

Registrant

/s/ Melvin W. Coles

By: Melvin W. Coles

Its: President

Dated: September 1, 2011